Exhibit 99.3

Execution Copy

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Securities Intermediary

THIRD SUPPLEMENT

Dated as of May 17, 2016

to the

BASE INDENTURE

Dated as of May 20, 2011

Asset Backed Notes
(Issuable in Series)

THIRD SUPPLEMENT TO BASE INDENTURE

THIRD SUPPLEMENT, dated as of May 17, 2016 (this “Third Supplement”), to the Base Indenture, dated as of May 20, 2011, as supplemented by the First Supplement to the Base Indenture, dated as of July 21, 2012, and by the Second Supplement to the Base Indenture, dated as of April 12, 2016 (as further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N. A., a national banking association, as trustee (in such capacity, the “Trustee”), and as securities intermediary.

W I T N E S S E T H:

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (at the direction of the Controlling Class Representative) and with the consent of the affected Noteholders, may at any time, and from time to time, make amendments, waivers and other modifications to the Base Indenture;

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Third Supplement;

WHEREAS, the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of this Third Supplement;

WHEREAS, the holders of the Series 2016-1 Senior Notes have consented to the terms of the amendments to the Base Indenture set forth herein; and

WHEREAS, the Co-Issuers and the Trustee wish to amend the Base Indenture as set forth herein.

NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
Definitions

Unless otherwise defined herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture as Annex A (as such Definitions List may be amended,

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supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture (the “Base Indenture Definitions List”)).

ARTICLE II
AMENDMENTS

Section 2.1            Definitions.

(a)                Cash Trap Optional Prepayment. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Cash Trap Optional Prepayment” in accordance with alphabetical order.

“Cash Trap Optional Prepayment” means any optional prepayment of Senior Notes or Senior Subordinated Notes from proceeds on deposit in the Cash Trap Reserve Account.

(b)               CTOP Payment Priority. The Base Indenture Definitions List is hereby amended by inserting the following definition of “CTOP Payment Priority” in accordance with alphabetical order.

“CTOP Payment Priority” means, with respect to Cash Trap Optional Prepayments, the application or allocation of funds in the Cash Trap Reserve Account, based solely on the information provided to the Trustee by the Master Issuer and SRI Real Estate Holdco, in the following order of priority: (a) if a Class A-1 Senior Notes Amortization Event has occurred and is continuing, to make an allocation to the Senior Notes Principal Payments Account, in the amount necessary to prepay and permanently reduce the Commitments under all Class A-1 Senior Notes affected by such Class A-1 Senior Notes Amortization Event on a pro rata basis based on Commitment Amounts; then (b) to make an allocation to the Senior Notes Principal Payments Account, in the amount necessary to prepay all Senior Notes of all Series other than Class A-1 Senior Notes on a pro rata basis based on principal outstanding; then (c) provided clause (a) does not apply, to make an allocation to the Senior Notes Principal Payments Account, in the amount necessary to prepay and permanently reduce the Commitments under all Class A-1 Senior Notes of all Series on a pro rata basis based on their respective Commitment Amounts; and then (d), to make an allocation to the Senior Subordinated Notes Principal Payments Account, in the amount necessary to prepay all other Classes of Notes sequentially in alphabetical order on a pro rata basis based on principal outstanding across the Classes of all Series with the same alphabetical designation.

(c)                Debt Service. The definition of “Debt Service” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Debt Service” means, with respect to any Payment Date, the sum of (a) the aggregate amount of commitment fees and letter of credit fees with respect to any Class A-1 Senior Notes and accrued interest on each Series of Senior Notes and Senior Subordinated Notes Outstanding due and payable on such Payment Date (other than any interest or fees included in the definitions of “Senior Notes Monthly Post-ARD Contingent Interest,” “Senior Subordinated Notes Monthly Post-ARD

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Contingent Interest,” “Class A-1 Senior Notes Administrative Expenses” or “Class A-1 Senior Notes Other Amounts”) plus (b) with respect to any Class of Senior Notes and Senior Subordinated Notes Outstanding, the aggregate amount of Scheduled Principal Payments that would be due and payable on such Payment Date after giving effect to any optional prepayment of principal of the Notes or any repurchase and cancellation of any Notes, but without giving effect to any reductions available due to satisfaction of any Series Non-Amortization Test on such Payment Date; provided that solely in calculating the Debt Service Coverage Ratio to determine whether a Manager Termination Event or an Event of Default has occurred, clause (b) will not apply.

(d)               Holdco Leverage Ratio. The definition of “Holdco Leverage Ratio” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Holdco Leverage Ratio” means as of the date of the incurrence of any Indebtedness by Holdco or any direct or indirect subsidiary of Holdco, the ratio of (a)(i) Indebtedness of the Holdco Consolidated Entities at such time, giving effect to the incurrence of Indebtedness (provided that, with respect to each Series of Class A-1 Senior Notes Outstanding, the aggregate principal amount of each such Series of Notes will be deemed to be the Class A-1 Senior Notes Maximum Principal Amount for each such Series (after giving effect to any cancelled commitments)) less (ii) the sum of (w) the cash and Permitted Investments of the Securitization Entities credited to the Senior Notes Interest Reserve Account, the Senior Subordinated Notes Interest Reserve Account and the Cash Trap Reserve Account as of the end of the most recently ended Monthly Collection Period, (x) the cash and Permitted Investments of the Securitization Entities credited to the Concentration Account as of the end of the most recently ended Monthly Collection Period that, pursuant to a Monthly Manager’s Certificate delivered on or prior to such date, will be paid to the Manager or constitute the Residual Amount on the next succeeding Interim Allocation Date, (y) the Unrestricted Cash and Permitted Investments of the Non-Securitization Entities as of the end of the most recently ended Monthly Collection Period and (z) the available amount of each Interest Reserve Letter of Credit as of the end of the most recently ended Monthly Collection Period to (b) Historical Consolidated EBITDA of the Holdco Consolidated Entities at such time, giving effect to any additional assets to be purchased with the proceeds of such Indebtedness; provided that, for purposes of calculating the Holdco Leverage Ratio, all leases that would otherwise constitute Attributable Indebtedness shall be excluded from the Indebtedness of Holdco and its consolidated Subsidiaries (including the Co-Issuers) and provided, further, that any amounts that are considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Series 201~~1~~6-1 Closing Date, but that was not considered Indebtedness prior to such date, will not be included in clause (a) above.

(e)                Rapid Amortization Period. The definition of “Rapid Amortization Period Ratio” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

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“Rapid Amortization Period” means the period commencing on the date on which a Rapid Amortization Event occurs and ending on the ~~earlier~~ earliest to occur of the waiver of the occurrence of such Rapid Amortization Event in accordance with Section 9.7 of the Base Indenture, a termination thereof in accordance with Section 9.1 of the Base Indenture, and the date on which there are no Notes Outstanding.

(f)                Real Estate Asset Disposition Threshold. The definition of “Real Estate Asset Disposition Threshold” in the Base Indenture Definitions List is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Real Estate Asset Disposition Threshold” means, with respect to any fiscal year of the Co-Issuers, $~~5,000,000~~ 20,000,000.

(g)               Scheduled Principal Payments. The definition of “Scheduled Principal Payments” in the Base Indenture Definitions List is hereby amended by inserting the double underlined text in the following paragraph:

“Scheduled Principal Payments” means, with respect to any Series or any Class of any Series of Notes, any payments scheduled to be made pursuant to the applicable Series Supplement that reduce the amount of principal Outstanding with respect to such Series or Class on a periodic basis that are identified as “Scheduled Principal Payments” in the applicable Series Supplement; provided, that no Scheduled Principal Payments shall be made with respect to any Series of Notes subsequent to the occurrence and during the continuance of any Rapid Amortization Event set forth in clause (e) of Section 9.1 of the Base Indenture.

(h)               Senior ABS Leverage Ratio. The definition of “Senior ABS Leverage Ratio” in the Base Indenture Definitions List is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Senior ABS Leverage Ratio” means, as of the date of the issuance of any Series of Notes, the ratio of (i)(a) the aggregate principal amount of each Series of Senior Notes Outstanding giving effect to such issuance (provided that, with respect to each Series of Class A-1 Senior Notes Outstanding, the aggregate principal amount of each such Series of Senior Notes will be deemed to be the Class A-1 Senior Notes Maximum Principal Amount for each such Series (after giving effect to any cancelled commitments)) less (b) the sum of (x) the cash and Permitted Investments of the Securitization Entities credited to the Senior Notes Interest Reserve Account and the Cash Trap Reserve Account as of the end of the most recently ended Monthly Collection Period, and (y) the available amount of the Interest Reserve Letter of Credit with respect to the Senior Notes as of the end of the most recently ended Monthly Collection Period to (ii) ~~Historical Consolidated EBITDA~~ Net Cash Flow for the 12 immediately preceding Monthly Collection Periods (excluding any Retained Collections Contributions) ~~as of such date, giving effect to any additional assets to be purchased with the proceeds of such issuance~~.

(i)                 Series Non-Amortization Test. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Series Non-Amortization Test” in accordance with alphabetical order.

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“Series Non-Amortization Test” has the meaning specified in the applicable Series Supplement or, if not specified therein, means a test that will be satisfied on any Payment Date if (i) the level of the Holdco Leverage Ratio (calculated without giving effect to undrawn commitments under any Variable Funding Note Purchase Agreement) is less than or equal to 4.5x as of the Accounting Date preceding such Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing as of the Accounting Date preceding such Payment Date.

(j)                 Unrestricted Cash. The Base Indenture Definitions List is hereby amended by inserting the following definition of “Unrestricted Cash” in accordance with alphabetical order.

“Unrestricted Cash” means as of any date, unrestricted cash and Permitted Investments owned by the Non-Securitization Entities that are not, and are not presently required under the terms of any agreement or other arrangement binding any Non-Securitization Entity on such date to be, (a) pledged to or held in one or more accounts under the control of one or more creditors of any Non-Securitization Entity or (b) otherwise segregated from the general assets of the Non-Securitization Entities, in one or more special accounts or otherwise, for the purpose of securing or providing a source of payment for Indebtedness or other obligations that are or from time to time may be owed to one or more creditors of the Non-Securitization Entities. It is agreed that cash and Permitted Investments held in ordinary deposit or security accounts and not subject to any existing or contingent restrictions on transfer by any Non-Securitization Entity will not be excluded from Unrestricted Cash by reason of setoff rights or other Liens created by law or by applicable account agreements in favor of the depositary institutions or security intermediaries.

Section 2.2            Notes Issuable in Series (Section 2.2 of the Base Indenture).

Subsection 2.2(b)(vi) of the Base Indenture is hereby amended by deleting sub-paragraph 2.2(b)(vi)(I) in its entirely and re-numbering the sub-paragraphs in Section 2.2(b)(vi) thereafter.

Section 2.3            Payment Date Applications (Section 5.14 of the Base Indenture).

Section 5.14 of the Base Indenture is hereby amended by inserting the following paragraph as Section 5.14(q)(v) and re-numbering sub-paragraphs in Section 5.14(q) thereafter.

(v) If the Master Issuer and SRI Real Estate Holdco determine in their discretion to apply funds in the Cash Trap Reserve Account to make optional prepayments of principal of Senior Notes and/or Senior Subordinated Notes, which optional payments shall be made in accordance with the CTOP Payment Priority, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee thereof in writing, and the Trustee shall, in accordance with such written instructions, withdraw funds on deposit in the Cash Trap Reserve Account in the amount instructed by the Master Issuer and SRI Real Estate Holdco and deposit such funds into the Senior Notes Principal Payments Account and/or the Subordinated Notes Principal Payment Account, as applicable, and thereafter shall, in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, withdraw funds from the Senior Notes Principal Payments Account and/or the

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Subordinated Notes Principal Payments Account, as applicable, and deposit such funds into the applicable Series Distribution Accounts; provided that any such optional prepayments will be accompanied by the payment of any Prepayment Premiums related thereto, to the extent such Prepayment Premiums are otherwise payable in connection with the optional prepayment of such Notes in accordance with the applicable Series Supplement; and provided further, that any amounts remaining on deposit in the Cash Trap Reserve Account after such optional prepayments will remain deposited therein until the Payment Date following the Payment Date on which the Cash Trapping Period is no longer in effect, unless otherwise provided in this Section 5.14.

Section 2.4            Rapid Amortization Events (Section 9.1 of the Base Indenture).

(a)                Section 9.1(e) of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text in the following clause:

(e) the Co-Issuers have not repaid or refinanced, including through one or more refinancings, any Series of Notes (or Class or Subclass thereof) in full on or prior to ~~the~~ its respective Series Anticipated Repayment Date ~~relating to such Series or Class~~, a “Rapid Amortization Event” shall be deemed to have occurred, as and when declared by the Control Party (as directed by the Controlling Class Representative) by written notice to the Trustee and the Co-Issuers but without the giving of further notice or any other action on the part of the Trustee or any Noteholder; provided, however, that upon the occurrence of the event set forth in clause (e) above, a Rapid Amortization Event shall automatically occur without any declaration thereof by the Control Party (at the direction of the Controlling Class Representative) unless the Control Party (at the direction of the Controlling Class Representative) and each affected Noteholder has agreed to waive such event in accordance with Section 13.2; and provided, further, that if a Rapid Amortization Event occurs pursuant to clause (e) above and (i) the Monthly DSCR as of the applicable Series Anticipated Repayment Date is greater than 2.0x and (ii) the applicable Series of Notes (or Class or Subclass thereof) is repaid or refinanced within one calendar year of such Series Anticipated Repayment Date; then such Rapid Amortization Event shall no longer be in effect and the Rapid Amortization Period relating to such Rapid Amortization Event shall end. For the avoidance of doubt, any Scheduled Principal Payments set forth in any Series Supplement shall continue to be made when due and payable subsequent to the occurrence of a Rapid Amortization Event, except that no Scheduled Principal Payments with respect to any Series of Notes shall be due and payable subsequent to the occurrence and during the continuance of a Rapid Amortization Event set forth in clause (e) above.

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Section 2.5            Events of Default (Section 9.2 of the Base Indenture).

(a)                Sections 9.2(a), 9.2(b), 9.2(c), 9.2(h), 9.2(i) and 9.2(k) of the Base Indenture are hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

(a) any Co-Issuer defaults in the payment of interest on, or other amount payable (other than amounts referred to in clause (b) below) in respect of, any Series of Notes Outstanding when the same becomes due and payable (in each case without giving effect to payments of any interest on, or other amount payable in respect of, any Series of Notes made by any financial guarantor that has insured or guaranteed payment of interest on, or other amounts payable in respect of, such Series of Notes) and such default continues for two Business Days; provided that if the failure to pay such interest or other amount when the same becomes due and payable resulted solely from an administrative error or omission by the Trustee, such default continues for a period of two Business Days after the Trustee receives written notice or an Authorized Officer of the Trustee has Actual Knowledge of such administrative error or omission); and provided that the failure to pay any Prepayment Premium on any prepayment of principal made during any Rapid Amortization Period occurring prior to the related Series Anticipated Repayment Date will not be an Event of Default; and provided, further, that failure to pay any contingent interest on any Series of Notes in excess of amounts available therefor in accordance with the Priority of Payments will not be an Event of Default, including any such failure on the Series Legal Final Maturity Date for such Series of Notes;

(b) any Co-Issuer defaults in the payment of any principal of any Series of Notes Outstanding or any other Obligation when the same becomes due and payable (whether on any Series Legal Final Maturity Date, any redemption date, any prepayment date or any maturity date or otherwise with respect to such Series and without giving effect to payments of any principal of any Series of Notes made by any financial guarantor that has insured or guaranteed payment of principal of such Series of Notes); provided that if the failure to pay such principal when due resulted solely from an administrative error or omission by the Trustee, such default continues for a period of two Business Days after the Trustee receives written notice or an Authorized Officer of the Trustee has Actual Knowledge of such administrative error or omission;

(c) (i) except as otherwise provided in this clause (c), any Securitization Entity fails to comply with any of its other agreements or covenants in, or other provisions of, the Indenture or any other Related Document (other than with respect to any provision of the Charter Documents covered by clause (h) below) to which it is a party and the failure continues unremedied for a period of thirty (30) days or (ii) solely with respect to a failure to comply with (1) any obligation to deliver a notice, report or other communication within the specified time frame set forth in the applicable Related Document, such failure continues for a period of five Business Days after the specified time frame for delivery has elapsed or (2) Sections 8.7, 8.12, 8.13, 8.14, 8.15, 8.17, 8.18, 8.19, 8.20, 8.21, 8.22, 8.23, 8.24 (excluding 8.24(a)(viii), 8.25, 8.26 and 8.27, such failure continues for a period of ten Business Days, in each case, after the earlier of (~~i~~x)

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the date on which any Securitization Entity obtains knowledge thereof or (~~ii~~y) the date on which written notice of such failure, requiring the same to be remedied, is given to any Securitization Entity by the Trustee or to each Securitization Entity and the Trustee by the Control Party (at the direction of the Controlling Class Representative);

(h) any Securitization Entity fails to comply in any material respect with any of the provisions of Section 5(c), 7, 8, 9(a), 9(h), 9(j), 10, 16, 19(e), 20, 21, 22, 23, 24 or 29 of the Master Issuer Operating Agreement or the comparable provisions of any other Securitization Entity’s Charter Documents and such failure continues for a period of five (5) Business Days, or solely with respect to a failure to comply with Section 9(j) (excluding 9(j)(ii) and (iii)) of the Master Issuer Operating Agreement or the comparable provision of any other Securitization Entity’s Charter Documents, which failure is reasonably likely to cause a court of competent jurisdiction to disregard the separate existence of such Securitization Entity relative to any Person other than another Securitization Entity, such failure continues for more than thirty (30) days, in each case after (i) the date on which any Securitization Entity obtains knowledge thereof or (ii) the date on which written notice of such failure is given to any Securitization Entity by the Trustee or to each Securitization Entity and the Trustee by the Control Party (at the direction of the Controlling Class Representative);

(i) the transfer of any material portion of the property contributed pursuant to the Initial Contribution Agreements fails to constitute a valid transfer of ownership of such property and the Proceeds thereof~~;~~ (other than any such property that, in the Control Party’s determination, is immaterial, or that has been disposed of to the extent permitted or required under the Related Documents); provided, however, that no Event of Default will occur pursuant to this clause (i) if, with respect to any such property deemed not have been validly transferred, SISI has made an Indemnification Payment to the Master Issuer pursuant to Section 7.1 of the SIS Contribution Agreement with respect to such property or SRI has made an Indemnification Payment to SRI Real Estate Holdco or the SRI Real Estate Assets Holder pursuant to Section 7.1 of the Applicable SRI Contribution Agreement with respect to such property, as applicable;

(k) the Trustee ceases to have for any reason a valid and perfected first priority security interest in the Collateral to the extent required by the Related Documents or any Sonic Entity or any Affiliate thereof so asserts in writing (excluding any Collateral with an aggregate fair value of less than $10,000,000 and any Collateral in which perfection cannot be achieved under the UCC or other applicable law);

ARTICLE III
Effective date; implementation date

The provisions of this Third Supplement shall be effective upon execution and delivery of this instrument by the parties hereto, with the consent of the Control Party and the delivery of the Opinion of Counsel and Officer’s Certificate described in Section 13.3 of the Base Indenture. Notwithstanding the foregoing sentence, Article II of this Third Supplement shall become operative only upon the payment in full of the Outstanding Principal Amount of the Series 2013-1 Class A-2 Notes (as defined in the Series 2013-1 Supplement, dated as of July 18, 2013).

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Except as expressly set forth or contemplated in this Third Supplement, the terms and conditions of the Base Indenture shall remain in place and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Base Indenture made in accordance with the terms of the Base Indenture, as amended by this Third Supplement.

ARTICLE IV
GENERAL

Section 4.1            Binding Effect. This Third Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 4.2            Counterparts. The parties to this Third Supplement may sign any number of copies of this Third Supplement. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 4.3            Severability. In case any provision in this Third Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Third Supplement shall not in any way be affected or impaired thereby.

Section 4.4            Governing Law. THIS THIRD SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 4.5            Amendments. This Third Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 4.6            Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Co-Issuers, or the validity or sufficiency of this Third Supplement and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Third Supplement, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Third Supplement has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Securities Intermediary have caused this Third Supplement to the Base Indenture to be duly executed by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and
Chief Financial Officer

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and
Chief Financial Officer

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and
Chief Financial Officer

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief
Financial Officer

[Signature Page to Third Supplement]

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief
Financial Officer

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief
Financial Officer

[Signature Page to Third Supplement]

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:	/s/ Anthony Bausa
	Name:	Anthony Bausa
	Title:	Vice President

[Signature Page to Third Supplement]

Springing Amendments

CONSENT OF CONTROL PARTY AND
CONTROLLING CLASS REPRESENTATIVE:

In accordance with Section 2.4 of the Servicing Agreement, Midland Loan Services, a division of PNC Bank, National Association, as Control Party and in its capacity as Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Base Indenture), hereby consents to the execution and delivery by the Co-Issuers and the Trustee of this Third Supplement to the Base Indenture.

MIDLAND LOAN SERVICES,

A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David A. Eckels
	Name:	David A. Eckels
	Title:	Senior Vice Presidents

[Signature Page to Third Supplement]